SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                  Commission File No. 811-2886

                            Form N-2

                   1940 Act File No. 811-2886

Registration Statement Under the Investment Company Act of 1940

                     Annual Amendment # 16


                       DK INVESTORS, INC.
       (Exact Name of Registrant as Specified in Charter)

                       333 SEVENTH AVENUE
                           3RD FLOOR
                       NEW YORK, NY 10001
      (Address of Principal Executive Offices) (Zip Code)

                         (212)239-7979
       (Registrant's Telephone Number, include Area Code)


                          A Bond Fund






DK Investors, Inc.
333 Seventh Avenue
3rd Floor
New York, NY 10001
Attn: Gene Nadler, President
(212) 239-7979
(Name and address of Agent for Service)




Items 1 - 7         Not Applicable

Item 8.   General Information and History

     1.   a)   DK Investors, Inc. ("Registrant"), was formerly
named Donnkenny, Inc. and was incorporated under the laws of the State of New York in the year 1934.

          b) The Registrant has engaged solely in the business of a closed end diversified Investment Company since December 1, 1978.

          c)   Not applicable.

          d) The following table sets forth the per share net asset value and the per share market value of the Registrant's Common Stock on a quarterly basis for the past 3 years. Registrant's securities are publicly held, there being 221 shareholders at the time of this filing. Trading in Registrant's stock however is very sporadic and sales take place only a few time each year. There is no record of the volume of trading in Registrant's stock. Shares of closed-end investment companies frequently trade for amounts less than net asset value. The Company's shares are listed on the Pink Sheets of the Over the Counter Market.









                            Table 1

                              Net Asset Value     Price
                                 High     Low    High     Low
Year Ended December 31, 1995

Quarter Ended March 31, 1995     13.34    13.16   8.25    8.0
Quarter Ended June 30, 1995      13.42    13.30   8.5     8.0
Quarter Ended September 30, 1995 13.42    13.39   8.5     8.0
Quarter Ended December 31, 1995  13.45    13.35   8.5     8.25
Year Ended December 31, 1994
Quarter Ended March 31, 1994     13.81    13.44   8.5     7.5
Quarter Ended June 30, 1994      13.48    13.31   8.5     8.0
Quarter Ended September 30, 1994 13.44    13.19   8.5     7.5
Quarter Ended December 31, 1994  13.19    13.04   9.0     8.0

Year Ended December 31, 1993
Quarter Ended March 31, 1993       13.99  13.71   8.5
7.5Quarter Ended June 30, 1993     13.83  13.76   9.0     8.0
Quarter Ended September 30, 1993   13.89  13.75   8.75    7.75
Quarter Ended December 31, 1993    13.81  13.74   8.75    7.5


     2.   Investment Objectives and Policies

          a)   and b)    Registrant's investment objectives and
policies were set forth on pages 22 through 25 of the Proxy Statement dated November 9, 1978 under the caption "INVESTMENT POLICIES". These are incorporated herein by reference. Said investment objectives may not be changed without the vote of stockholders. The Registrant intends to achieve its objectives by investing in Tax Exempt Securities rated A or better. Registrant does not intend to concentrate its investments in any one state, municipality or agency.


          c) For the fiscal year ended December 31, 1995, the portfolio turnover rate was 23.9%; for the fiscal year ended December 31, 1994 the portfolio turnover rate was 13.1%. The movement toward lower interest rates during the past year and instability during the latter half of the year as a result of the fluctuations in the economy and the Federal Reserve's periodic lowering of interest rates as well as the maturity of some of our investments led our investment advisors to recommend some repositioning of the company's holdings in an effort to maintain the rate of income received by the Company from its investments. As with any investment, a certain amount of risk must be assumed by shareholders. However, Registrant, by investing in government (state, municipal and government agencies) with a rating of A or better hopes to minimize the risks to shareholders. Registrant does not leverage any of its investments.

     3.   Tax Status
          a) The Registrant qualifies as a regulated investment company under the Internal Revenue Code and, accordingly, it is free of Federal income taxation. The Registrant anticipates no change in its tax-free status.

          b)   Interest income is tax-free to the Registrant.
Dividends paid to Shareholders are exempt interest dividends and, accordingly, are also tax-free for Federal income tax purposes.

          c) The Registrant does, and intends to continue to, distribute at lease ninety (90%) percent of the income from its investments to its shareholders on a quarterly dividend basis. The Registrant has no dividend reinvestment plan. The Registrant has not made, and does not intend to make, distributions of any realized capital gains.

     4.   Brokerage Allocation

          a) Registrant paid aggregate brokerage commissions during the last three fiscal years as follows:
               1995 - None
               1994 - None
               1993 - None

               1995 - None
               1994 - None
               1993 - None

               1995 - None
               1994 - None
               1993 - None

          b)   All transactions were effected through
Registrant's investment advisor, The Portfolio Group, a subsidiary of Chemical Banking. The Portfolio Group may have used other brokers to consummate such transactions for them, however, the selection of such brokers was solely up to The Portfolio Group. Since the Portfolio Group was paid a yearly fee for acting as investment advisor to Registrant, no "extra" or "additional" services were considered when brokerage commission was paid. The Portfolio Group did not charge commissions to Registrant for purchases of securities. The Portfolio Group may pay a commission to brokers through whom they effect transactions on behalf of Registrant. Such commissions however, may not be in excess of those charged by other brokers who deal in such securities. Registrant "spot checks" such commissions, if and when charged, by calling other brokers to verify same.